Exhibit 10.2.6
[Translation of Chinese original]
EQUITY TRANSFER AGREEMENT
This Agreement is entered into on this 12th day of June, 2009 by and among:
(1)	REDGATE INTERACTIVE ADVERTISING (BEIJING) CO., LTD., a limited liability company duly established and validly existing under the laws of the People’s Republic of China, with its domicile at Suite 804, Building 2, 19 Jianguomenwai Avenue, Chaoyang District, Beijing (hereinafter referred to as the “Transferor”);

(2)	WEIDONG ZHU, a natural person and citizen of the People’s Republic of China whose ID card number is 310110197006105018 and whose residential address is Flats 801 and 802, Building 3, 163 Puhuitang Road, Shanghai;

ZHENHUI WANG, a natural person and citizen of the People’s Republic of China whose ID card number is 31010219690611525X and whose residential address is Flat 202, 62 Zinan Huayuan Ercun, Zizhu Road, Minhang District, Shanghai;

WENHUA CAO, a natural person and citizen of the People’s Republic of China whose ID card number is 330102195906230636 and whose residential address is 25-1, Phase 1, Dahua Xiqifengqing, Wenyi West Road, Hangzhou, Zhejiang; (Weidong Zhu, Zhenhui Wang and Wenhua Cao are hereinafter collectively referred to as “Transferee”); and

(3)	SHANGHAI YARUN CULTURE COMMUNICATIONS CO., LTD., a limited liability company duly established and validly existing under the laws of the People’s Republic of China, with its domicile at D-541, 1 Huyi Road, Shanghai (the “Company”).
(The Transferee, the Transferor and the Company shall hereinafter be referred to, jointly, as the “Parties” and, individually, as a “Party”).
The current registered capital of the Company is Renminbi Three Million (RMB3,000,000). The Transferor holds 100 percent of the equity interest of the Company. Pursuant to the relevant laws and regulations, and following the negotiations between the Parties hereto, it is agreed as follows:
ARTICLE 1. EQUITY TRANSFER
1.	The Transferor shall transfer 40 percent of the total equity interest in the Company to Weidong Zhu for a consideration of Renminbi One Million and Two Hundred Thousand (RMB2,200,000), 40 percent of the total equity interest in the Company to Zhenhui Wang for a consideration of Renminbi One Million and Two Hundred Thousand (RMB1,200,000), and 20 percent of the total equity interest in the Company to Wenhua Cao for a consideration of Renminbi Six Hundred Thousand (RMB600,000).

2.	The Transferor warrants that the equity interest to be transferred has not been pledged. With the exception of the foregoing, the Transferor shall not make any representations,

warranties nor bear any liabilities with respect to the equity interest to be transferred or the status of the Company.
3.	The Parties confirm that the consideration for the equity transfer has been paid in full by the Transferee on the execution date hereof in accordance with the manner as agreed, with each party comprising the Transferee hereto paying its respective share of the consideration.
ARTICLE 2. LIABILITY FOR BREACH OF CONTRACT
If any Party is in breach of the provisions hereof, it shall bear the corresponding liabilities in respect of the breach.
ARTICLE 3. DISPUTE RESOLUTION
In the event of a dispute in the performance of this agreement, the Parties shall resolve the dispute through negotiations. If the dispute is not resolved by negotiations, any Party may submit the dispute for arbitration to the Shanghai Arbitration Commission.
ARTICLE 4. OTHERS
1.	This Agreement is made in six (6) counterparts, the Parties hereto shall each hold one original and the remaining originals shall be used to carry out the relevant registration procedures.

2.	This Agreement shall enter into effect after it is signed by the Parties.
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[Execution Page, no other contents on this page.]
Transferor:
REDGATE INTERACTIVE ADVERTISING
(BEIJING) CO., LTD. [company seal]

By:	/s/ Ying Zhu
	Name of Legal Representative:	Ying Zhu
Transferee:
WEIDONG ZHU

Signature:	/s/ Weidong Zhu

ZHENHUI WANG

Signature:	/s/ Zhenhui Wang

WENHUA CAO
Signature:	/s/ Wenhua Cao
SHANGHAI YARUN CULTURE
COMMUNICATIONS CO., LTD. [company seal]

By:	/s/ Weidong Zhu
	Name of Legal Representative:	Weidong Zhu